UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2026
FASTLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38897	27-5411834
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

475 Brannan Street, Suite 300
San Francisco, CA 94107
(Address of principal executive offices) (Zip code)
(844) 432-7859
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00002 par value	“FSLY”	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02                   Results of Operations and Financial Condition.

On February 11, 2026, Fastly, Inc. (the "Company") announced its financial results for the quarter and full year ended December 31, 2025 by issuing a press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is the Company’s investor supplement, regarding results of the quarter and fiscal year ended December 31, 2025 (the “Investor Supplement”). The Investor Supplement will be posted to http://investors.fastly.com immediately after the filing of this Form 8-K.

The information furnished on this Form 8-K, including the exhibits attached, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01                  Regulation FD Disclosure.

On February 11, 2026, the Company posted supplemental financial and other information to http://investors.fastly.com.

The Company may announce material business and financial information to its investors using its investor relations website (http://investors.fastly.com), its filings with the Securities and Exchange Commission, its corporate X (formerly known as Twitter) account (@Fastly), its blog (http://www.fastly.com/blog), its corporate LinkedIn account (http://www.linkedin.com/company/fastly), webcasts, press releases, and conference calls. The Company uses these mediums, including its website, to communicate with investors and the general public about the Company, its products, and other issues. It is possible that the information that we make available on these mediums may be deemed to be material information. Therefore, the Company encourages investors and others interested in the Company to review the information that it makes available through these channels.

The content of the Company’s websites and information that the Company may post on or provide to online and social media channels, including those mentioned above, and information that can be accessed through the Company’s websites or these online and social media channels are not incorporated by reference into this Current Report on Form 8-K or in any other report or document the Company files with the Securities and Exchange Commission, and any references to the Company’s websites or these online and social media channels are intended to be inactive textual references only.

Item 9.01                   Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated February 11, 2026
99.2	Investor Supplement for Fourth Quarter and Fiscal 2025 Results

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTLY, INC.

Dated:	February 11, 2026	By:	/s/ Richard Wong
Richard Wong
Chief Financial Officer